SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): December 14, 2006

UPFC Auto Receivables Trust 2006-B

(Exact name of registrant as specified in charter)

Delaware	333-137374-01	20-5528859
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

c/o UPFC Auto Financing Corporation (as Depositor) 421 W. Harwood Road, Suite 110 Hurst Texas	76054
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (817) 282-945

This filing relates to Registration Statement No. 333-137374-01

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (I7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
SIGNATURES
INDEX TO EXHIBITS

ITEM 8.01. OTHER EVENTS

On or about December 14, 2006, United Auto Financing Corporation transferred certain motor vehicle retail installment sale contracts (the “Receivables”) to the UPFC Auto Receivables Trust 2006-B (the “Trust”). The Trust granted a security interest in the Receivables to Deutsche Bank Trust Company Americas and issued Asset Backed Notes in the aggregate original principal amount of $250,000,000 (the “Notes”). This Current Report on Form 8-K is being filed to file a detailed description of the statistical distribution of the Receivables as of the cut-off date (the “Detailed Description”).

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

The exhibits listed on the Exhibit Index on page 5 of this Form 8-K are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPFC Auto Financing Corporation

Date: December 14, 2006

/s/ ARASH A. KHAZEI

Arash A. Khazei
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description	Page
99.1	Detail Description	—